UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2023

Sunlight Financial Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39739	85-2599566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Tryon Street, Suite 1000, Charlotte, NC 28246
(Address of principal executive offices, including zip code)

(888) 315-0822
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Class A Common Stock, par value $0.0001 per share	SUNL	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SUNL.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Sunlight Financial Holdings Inc. (the “Company”) expanded the size of its board to 10 and appointed Neal P. Goldman to the Board of Directors, effective October 11, 2023, Mr. Goldman will serve as a Class I director with a term expiring at the Company's Annual Meeting of Stockholders in 2025. In connection with Mr. Goldman's appointment, the Board has appointed Mr. Goldman to the Independent Transaction Review Committee.

In connection with his appointment, on October 12 (the “Effective Date”), Mr. Goldman entered into an Independent Director Agreement (the “Agreement”) with the Company pursuant to which the Company has agreed to pay Mr. Goldman a monthly fee of $45,000, payable monthly in advance, with the first monthly fee to be pro-rated based on the number of days from the Effective Date until the last date of the month. In addition, Mr. Goldman will receive a per diem payment of $7,500 in cash for days on which he is engaged in certain activities on behalf of the Company. The initial term of the agreement is three (3) months following the Effective Date and thereafter can be extended on a month-to-month basis with the mutual agreement of the Company and Director. Pursuant to the Agreement, Mr. Goldman may resign or be removed in accordance with the Company’s organizational documents, with or without cause, in which event this Agreement shall terminate as of the date of such resignation or removal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLIGHT FINANCIAL HOLDINGS INC.

By:	/s/ Matthew Potere
Matthew Potere
Chief Executive Officer

Date: October 13, 2023